Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

William D. Baker

Senior Vice President, Finance and Operations, CFO

1-510-420-7512

wbaker@netopia.com

Netopia Reports Third Quarter Results

EMERYVILLE, Calif., July 22, 2004 — Netopia, Inc. (NASDAQ: NTPA), a market leader in broadband gateways and service delivery software, today announced results for the third fiscal quarter ended June 30, 2004, and the initiation of an internal review by its Audit Committee of the accounting treatment and revenue recognition of certain software transactions. The results discussed below are subject to completion of the on-going review.

Third Quarter Results:

Revenues for the third fiscal quarter ended June 30, 2004 were $25.6 million, a 16% increase from $22.0 million for the same period in the prior fiscal year, and a 17% increase from $21.9 million for the prior quarter ended March 31, 2004.

Net loss on a GAAP basis for the third fiscal quarter was ($3.2) million or ($0.13) per share, compared to a net loss of ($1.5) million or ($0.08) per share for the same period in the prior fiscal year, and compared to a net loss of ($1.6) million or ($0.07) per share in the prior quarter ended March 31, 2004.

Non-GAAP loss for the third fiscal quarter (which for the current period excludes amortization of acquired technology and other intangible assets) was ($2.9) million or ($0.12) per share, compared to a non-GAAP loss of ($1.0) million or ($0.05) per share for the same period in the prior fiscal year, and compared to a non-GAAP loss of ($1.2) million or ($0.05) per share in the prior quarter ended March 31, 2004.

“We are pleased that Netopia’s Internet equipment revenues rebounded in the third quarter,” said Alan Lefkof, Netopia’s president and CEO. “More of our carrier customers now are using Netopia’s Wi-Fi gateways with Netopia’s 3-D Reach™ technology to offer industry leading wireless range for both their residential and business subscribers. Although our equipment gross margins were adversely impacted by component cost increases, particularly with respect to flash storage and DRAM memory, as well as decreases in average selling prices to several carrier customers, we believe that Netopia’s market position with leading carriers in the United States and Europe is a validation of our commitment to delivering high quality broadband equipment at competitive prices.”

Bad Debt Charge; Internal Review of Software Transactions:

Netopia’s operating expenses for the third fiscal quarter include a specific bad debt charge of $750,400 relating to non-payment from a software reseller. Netopia is continuing to work with the software reseller to resolve the matter. The underlying transaction relating to this bad debt charge involves a software license for which Netopia recognized $670,000 of Web platform license revenue in the fourth fiscal quarter of the fiscal year ended September 30, 2003. In the third fiscal quarter of the fiscal year ended September 30, 2002, Netopia also entered into a Web platform software license with the same software reseller and recognized revenue of approximately $1.5 million in that quarter. Netopia collected approximately half of the software license fee in that quarter and the remaining half in the next quarter. Netopia, through its Audit Committee, has initiated an internal review of these transactions, including the original accounting treatment and the appropriateness and timing of revenue recognition. The outcome of the internal review may affect Netopia’s reported results for periods during the current and prior fiscal years. The review is ongoing, and Netopia is not able at this time to predict the outcome of the internal review.

Recent Announcements:

During the quarter, Netopia continued to enhance its broadband gateways and service delivery software offerings. Significant recent announcements include:

•	Covad and Netopia Team to Offer an All-In-One Wireless Network Solution 7/13/04

•	Netopia Introduces Hot Spot Solution for Small Business Owners 6/28/2004

•	Netopia Safeguards Children on the Internet 6/21/2004

•	Netopia Gateways Selected by McLeodUSA for 3-D Reach Technology 5/17/2004

•	Netopia’s 3-D Reach Wi-Fi Gateways and netOctopus Hot Spot Manager Selected by BellSouth for Hot Spot Field Trials 5/3/2004

•	Netopia Introduces Customizable, Family-Friendly Wi-Fi Hot Spots for Service Providers and Retailers 5/3/2004

•	New Edge Networks Selects Netopia Routers for Nationwide Deployment 4/26/2004

•	Belgacom Selects Netopia 3-D Reach Gateways for ADSL Wi-Fi Service 4/21/2004

•	Netopia and Precidia Team to Offer POS Solution 4/20/2004

•	Netopia Adds WPA Support for 3-D Reach Wi-Fi Gateways 4/20/2004

•	Netopia Rolls Out Compact DSL Technician Tool 4/12/2004

Note:

Netopia will host a public conference call to discuss this third quarter earnings release. There will be a live Webcast of the conference call. The conference call will take place at 5:00 p.m. Eastern time/2:00 p.m. Pacific time on Thursday, July 22, 2004. To listen to the call, go to Netopia’s Web site, www.netopia.com, and click on the Webcast link. To listen to the telephone conference, dial 1-719-867-0700 and enter the pass code 336001.

An archived recording of the conference call will be available on Netopia’s Web site for one year, and by telephone from July 22 – July 29, 2004. To listen to the archived recording, dial 1-719-457-0820 and enter the pass code 336001, or go to Netopia’s Web site.

About Netopia

Netopia, Inc. is a market leader in broadband and wireless products and services that simplify and enhance broadband delivery to residential and business-class customers. Netopia’s offerings enable carriers and broadband service providers to improve their profitability with feature-rich DSL smart modems, routers and gateways, software that simplifies installation and reduces ongoing support needs, as well as value-added services to enhance their revenue generation. Netopia’s Wi-Fi CERTIFIED™ gateways include 3-D Reach™ technology delivering enhanced wireless range, security and performance.

Netopia’s DSL smart modems, routers and gateways come with a suite of installation wizards and support utilities that offer a comprehensive approach to installation, deployment, service provisioning, application setup, self-diagnostics and troubleshooting. Netopia provides value-added services with its server software platform, including the netOctopus® suite of gateway and PC management and customer support software solutions, a server-based Parental Controls subscription service, and the Web eCommerce server software. netOctopus Desktop Support and eCare software enable broadband service providers and enterprises to support customers and devices by remotely viewing and operating the desktop or other device.

Netopia has established strategic distribution relationships with leading carriers and broadband service providers including Belgacom, BellSouth, Covad Communications, EarthLink, Eircom, Hong Kong Telecom/PCCW, MegaPath Networks, Netifice, SBC Communications, Swisscom and Verizon.

Headquartered in Emeryville, Calif., Netopia’s common stock trades on The Nasdaq Stock Market® under the symbol “NTPA.” Further information about Netopia can be obtained via phone 510-420-7400, fax 510-420-7601, or on the Web at www.netopia.com.

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Note regarding Unaudited Non-GAAP Consolidated Statements of Operations:

To supplement our Unaudited GAAP Consolidated Statements of Operations, Netopia uses non-GAAP measures of net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses that we believe are not indicative of our core operating results. In addition, because we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP results provides consistency in our financial reporting. The Unaudited Non-GAAP Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The Unaudited Non-GAAP Consolidated Statements of Operations should be reviewed in conjunction with the schedule that provides a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Portions of this release that are not statements of historical fact may include forward-looking statements. Statements regarding Netopia, Inc.’s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning product development, anticipated new products and customers, growth opportunities, and future operating results. Netopia’s actual results could differ materially. Factors that might cause a difference include, but are not limited to: Netopia’s continued ability to form key relationships for our broadband modems, routers and gateways, other Internet equipment and service delivery software products; Netopia’s ability to enter into new distribution partnerships; Netopia’s ability to develop new broadband modems, routers and gateways, other Internet equipment and service delivery software products in a timely manner; market acceptance of Netopia’s products; the pace of development and market acceptance of Netopia’s products and the market for broadband modems, routers and gateways, other Internet equipment and Web platform and service delivery software products generally; the highly competitive nature of Netopia’s markets and competitive pricing pressures; the uncertainties associated with international operations; intense competition from third parties offering competitive broadband modems, routers and gateways and other Internet equipment, and competitive Web platform and service delivery software products; and economic conditions generally. In addition, prior period-to-period comparisons of revenues are not necessarily indicative of period-to-period comparative revenues in future periods. Prospective and current investors are cautioned not to place undue reliance on any such forward-looking statements. Further, Netopia expressly disclaims any obligation to revise or update any of the forward-looking statements contained herein to reflect future events or developments after the date hereof. Netopia does not undertake to update any oral or written forward looking-statement that may be made by or on behalf of Netopia. For more information concerning Netopia and risk factors that may affect Netopia’s future results and may cause actual results to vary from results anticipated in forward-looking statements, investors should review Netopia’s public filings with the United States Securities and Exchange Commission, which are available by calling Netopia at 510-420-7516 or online at www.sec.gov.

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All company names, brand names and product names are trademarks of their respective holder(s).

UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

For the Three and Nine Months Ended June 30, 2004 and 2003

	Three months ended June 30,		Nine months ended June 30,
	2004	2003	2004	2003
	(in thousands; except per share amounts)
REVENUES:
Internet equipment	$22,050	$17,962	$64,048	$47,396
Web platform licenses and services	3,513	4,009	12,010	13,416

Total revenues	25,563	21,971	76,058	60,812

COST OF REVENUES:
Internet equipment	16,932	12,759	45,924	34,390
Web platform licenses and services	267	316	706	1,090
Amortization of acquired technology	300	—	901	—

Total cost of revenues	17,499	13,075	47,531	35,480

GROSS PROFIT	8,064	8,896	28,527	25,332

OPERATING EXPENSES:
Research and development	3,859	3,791	11,890	11,800
Research and development project cancellation costs	—	—	—	606
Selling and marketing	5,357	5,099	15,883	15,890
General and administrative	1,934	977	4,372	3,512
Amortization of other intangible assets	86	374	259	1,122
Restructuring costs	—	130	—	472

Total operating expenses	11,236	10,371	32,404	33,402

OPERATING LOSS	(3,172)	(1,475)	(3,877)	(8,070)

Other income (loss), net
Loss on impaired securities	—	—	—	(457)
Other income (loss), net	(52)	(3)	194	(15)

Other income (loss), net	(52)	(3)	194	(472)

Loss before income taxes	(3,224)	(1,478)	(3,683)	(8,542)

Provision for income taxes	19	—	64	—

NET LOSS	$(3,243)	$(1,478)	$(3,747)	$(8,542)

Per share data, net loss:
Basic and diluted net loss per share	$(0.13)	$(0.08)	$(0.16)	$(0.45)

Shares used in the basic and diluted per share calculation	24,033	19,370	23,264	19,059

UNAUDITED NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

For the Three and Nine Months Ended June 30, 2004 and 2003

(See Below for Reconciliation to Unaudited GAAP Consolidated Statements of Operations*)

	Three months ended June 30,		Nine months ended June 30,
	2004	2003	2004	2003
	(in thousands; except per share amounts)
REVENUES:
Internet equipment	$22,050	$17,962	$64,048	$47,396
Web platform licenses and services	3,513	4,009	12,010	13,416

Total revenues	25,563	21,971	76,058	60,812

COST OF REVENUES:
Internet equipment	16,932	12,759	45,924	34,390
Web platform licenses and services	267	316	706	1,090

Total cost of revenues	17,199	13,075	46,630	35,480

GROSS PROFIT	8,364	8,896	29,428	25,332

OPERATING EXPENSES:
Research and development	3,859	3,791	11,890	11,800
Selling and marketing	5,357	5,099	15,883	15,890
General and administrative	1,934	975	4,372	3,220

Total operating expenses	11,150	9,865	32,145	30,910

OPERATING LOSS	(2,786)	(969)	(2,717)	(5,578)

Other income (loss), net	(52)	(3)	194	(15)

Loss before income taxes	(2,838)	(972)	(2,523)	(5,593)

Provision for income taxes	19	—	64	—

NON-GAAP NET LOSS	$(2,857)	$(972)	$(2,587)	$(5,593)

Per share data, non-GAAP loss:
Basic and diluted non-GAAP loss per share	$(0.12)	$(0.05)	$(0.11)	$(0.29)

Shares used in the basis and diluted per share calculation	24,033	19,370	23,264	19,059

*	To supplement our Unaudited GAAP Consolidated Statements of Operations, Netopia uses non-GAAP measures of operating income (loss), net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses that we believe are not indicative of our core operating results. In addition, since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP results provides consistency in our financial reporting. The Unaudited Non-GAAP Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

The Unaudited Non-GAAP Consolidated Statements of Operations should be reviewed in conjunction with the following schedule that provides a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles. The non-GAAP amounts set forth above have been adjusted to exclude the following:

	Three months ended June 30,		Nine months ended June 30,
	2004	2003	2004	2003
	(in thousands; except per share amounts)
Net loss including the effect of the non-GAAP adjustments	$(2,857)	$(972)	$(2,587)	$(5,593)
Amortization of intangible assets	386	374	1,160	1,122
Research and development project cancellation costs	—	—	—	606
Restructuring costs	—	130	—	472
Loss on impaired securities	—	—	—	457
Facility relocation costs	—	2	—	292

Net loss - GAAP basis	$(3,243)	$(1,478)	$(3,747)	$(8,542)

Basic and diluted loss per share - GAAP basis	$(0.13)	$(0.08)	$(0.16)	$(0.45)

Shares used in the basic and diluted per share calculation	24,033	19,370	23,264	19,059

Condensed Consolidated Balance Sheets

As of June 30, 2004 and September 30, 2003

	June 30, 2004	September 30, 2003*

ASSETS
Current assets
Cash and cash equivalents	$23,535	$22,208
Trade receivables, net	16,144	16,755
Inventories, net	9,005	5,968
Prepaid expenses and other current assets	957	899

Total current assets	49,641	45,830
Furniture, fixtures and equipment, net	3,062	3,740
Intangible assets, net	6,561	6,235
Long-term investments	1,031	1,032
Deposits and other assets	1,034	1,105

TOTAL ASSETS	$61,329	$57,942

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	15,241	$17,133
Long-term liabilities	353	432

Total liabilities	15,594	17,565
Stockholders’ equity	45,735	40,377

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$61,329	$57,942

*	Derived from the audited consolidated balance sheet dated September 30, 2003 included in Netopia, Inc.’s 2003 Annual Report on Form 10-K.